Retirement Plans	12 Months Ended
Jun. 30, 2025
Retirement Benefits [Abstract]
Retirement Plans
16.	Retirement Plans
The Company has a 401(k) plan (“Plan”) covering all eligible employees. Employees are generally eligible to participate in the Plan after they have completed ninety days of employment. The Company makes matching contributions and discretionary contributions. The Company made $0.1 million, $0.3 million and $1.4 million in contributions to the Plan for the period from July 1, 2023 to October 31, 2023 (Predecessor), for the period from Inception to June 30, 2024 and the year ended June 30, 2025 (Successor), respectively.